Supplement, dated July 12, 2005 to the
             Statement of Additional Information, dated May 2, 2005,
                                       of
                  Seligman Communications and Information Fund
                                  (the "Fund")

Effective immediately, the following information supersedes and replaces the information set forth in the first sentence of the paragraph on page 24 of the Fund's Statement of Additional Information under the caption "Portfolio Managers
- Securities Ownership":

      As of December 31, 2004, Mr. Wick owned over $1,000,000 of the Fund's securities, and Ms. Shah and Messrs. Parower and Salujah each owned between $10,001 and $50,000 of the Fund's securities.